EXHIBIT 99.1

Brookline Bancorp Announces Third Quarter Results

Net Income of $22.6 million, EPS of $0.28

Quarterly Dividend Increase of 4.5%

BOSTON, Oct. 23, 2019 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $22.6 million, or $0.28 per basic and diluted share, for the third quarter of 2019, compared to $20.5 million, or $0.26 per basic and diluted share, for the second quarter of 2019, and $22.5 million, or $0.28 per basic and diluted share, for the third quarter of 2018.

Paul Perrault, President and Chief Executive Officer of the Company commented on the third quarter earnings, "We continued to produce strong results in the third quarter, including favorable loan and deposit growth. With this growth we have maintained our commitment to achieving solid returns for our stockholders. Our Board has again voted to increase our dividend, from $0.110 to $0.115. We look forward to a productive fourth quarter.”

FIRST IPSWICH BANK CHARTER CONSOLIDATION

On October 23, 2019, Brookline Bank and First Ipswich Bank, both wholly-owned subsidiaries of the Company, entered into a merger agreement pursuant to which First Ipswich Bank will merge with and into Brookline Bank with Brookline Bank as the surviving institution. We anticipate closing the transaction in the first quarter of 2020. There are no branch closings as part of this charter consolidation.

BALANCE SHEET

Total assets at September 30, 2019 increased $241.5 million to $7.9 billion from $7.6 billion at June 30, 2019, and increased $557.8 million from $7.3 billion at September 30, 2018, primarily driven by growth in the loan portfolio. At September 30, 2019, total loans and leases were $6.6 billion, representing an increase of $141.5 million from June 30, 2019, and an increase of $419.1 million from September 30, 2018, primarily driven by growth in the commercial real estate portfolio.

Investment securities at September 30, 2019 decreased $23.7 million to $567.1 million, as compared to $590.8 million at June 30, 2019, and decreased approximately $87.6 million from $654.6 million at September 30, 2018. As of September 30, 2019, securities, cash and cash equivalents represented 9.5 percent of total assets as compared to 9.0 percent and 9.7 percent as of June 30, 2019 and September 30, 2018, respectively.

Total deposits at September 30, 2019 increased $106.8 million from $5.6 billion at June 30, 2019 to $5.7 billion and increased $495.7 million from $5.2 billion at September 30, 2018 driven primarily by growth in demand deposits.

Total borrowed funds at September 30, 2019 increased $55.6 million to $986.4 million from $930.8 million at June 30, 2019 and decreased $96.5 million from $1.1 billion at September 30, 2018.

The ratio of stockholders’ equity to total assets was 11.83 percent at September 30, 2019, as compared to 12.03 percent at June 30, 2019, and 12.16 percent at September 30, 2018. The ratio of tangible stockholders’ equity to tangible assets was 9.94 percent at September 30, 2019, as compared to 10.08 percent at June 30, 2019, and 10.11 percent at September 30, 2018. Tangible book value per share increased $0.18 from $9.45 at June 30, 2019 to $9.63 at September 30, 2019, compared to $9.00 at September 30, 2018.

NET INTEREST INCOME

Net interest income increased $0.1 million to $63.2 million during the third quarter of 2019 from $63.1 million at the quarter ended June 30, 2019. The net interest margin decreased 10 basis points to 3.45 percent for the three months ended September 30, 2019.

NON-INTEREST INCOME

Non-interest income for the quarter ended September 30, 2019 increased $0.4 million to $7.9 million from $7.5 million for the quarter ended June 30, 2019. The increase was primarily driven by increases of $0.3 million in loan fees, $0.5 million in loan level derivative income and $0.1 million in other non-interest income, partially offset by a decrease of $0.5 million in gain on securities.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $0.9 million for the quarter ended September 30, 2019, compared to $3.8 million for the quarter ended June 30, 2019. The improved, lower provision in the third quarter results from a reduction in classified assets, recoveries and lower charge-offs.

Total net charge-offs for the third quarter of 2019 were $0.4 million compared to $3.1 million in the second quarter of 2019. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis decreased to 2 basis points for the third quarter of 2019 from 19 basis points for the second quarter of 2019.

The allowance for loan and lease losses represented 0.89 percent of total loans and leases at September 30, 2019, compared to 0.90 percent at June 30, 2019, and 0.96 percent at September 30, 2018. The allowance for loan and lease losses related to originated loans and leases represented 0.90 percent of originated loans and leases at September 30, 2019, compared to 0.92 percent at June 30, 2019, and 1.00 percent at September 30, 2018.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended September 30, 2019 increased $0.6 million to $40.2 million from $39.6 million for the quarter ended June 30, 2019. The increase was primarily driven by increases of $0.9 million in compensation and employee benefits expense, $0.1 million in occupancy, $0.1 million in equipment and data processing, and $1.1 million in merger and restructuring expense related to the First Ipswich Bank Charter consolidation referenced above, partially offset by decreases of $0.7 million in FDIC insurance and $0.9 million in other non-interest expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 24.9 percent and 24.4 percent for the three and nine months ended September 30, 2019, respectively, compared to 20.9 percent and 22.9 for the three and nine months ended September 30, 2018, respectively.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 1.17 percent during the third quarter of 2019 from 1.08 percent for the second quarter of 2019. The annualized return on average tangible assets increased to 1.19 percent for the third quarter of 2019 from 1.11 percent for the second quarter of 2019.

The annualized return on average stockholders' equity increased to 9.74 percent during the third quarter of 2019 from 8.98 percent for the second quarter of 2019. The annualized return on average tangible stockholders’ equity increased to 11.85 percent for the third quarter of 2019 from 10.98 percent for the second quarter of 2019.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.33 percent at September 30, 2019, unchanged from 0.33 percent at June 30, 2019. Nonperforming loans and leases increased $0.3 million to $21.6 million at September 30, 2019 from $21.3 million at June 30, 2019. The ratio of nonperforming assets to total assets was 0.30 percent at September 30, 2019, unchanged from 0.30 percent at June 30, 2019. Nonperforming assets increased $0.5 million to $23.8 million at September 30, 2019 from $23.3 million at June 30, 2019.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.115 per share for the quarter ended September 30, 2019, an increase of half a cent from the prior period. The dividend will be paid on November 22, 2019 to stockholders of record on November 8, 2019, representing an increase of 4.5 percent from the prior quarter and a 9.5 percent increase from the prior year.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, October 24, 2019 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally).  A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10134880. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $7.9 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:
Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018

	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$63,236	$63,134	$62,999	$63,159	$62,332
Provision for credit losses	871	3,757	1,353	123	2,717
Non-interest income	7,929	7,478	6,630	6,461	7,069
Non-interest expense	40,191	39,604	38,871	40,282	37,310
Income before provision for income taxes	30,103	27,251	29,405	29,215	29,374
Net income attributable to Brookline Bancorp, Inc.	22,596	20,471	22,467	21,138	22,460

Performance Ratios:
Net interest margin (1)	3.45%	3.55%	3.64%	3.58%	3.57%
Interest-rate spread (1)	3.06%	3.13%	3.18%	3.25%	3.27%
Return on average assets (annualized)	1.17%	1.08%	1.21%	1.15%	1.23%
Return on average tangible assets (annualized) (non-GAAP)	1.19%	1.11%	1.24%	1.17%	1.26%
Return on average stockholders' equity (annualized)	9.74%	8.98%	10.14%	9.40%	10.10%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	11.85%	10.98%	12.48%	11.54%	12.44%
Efficiency ratio (2)	56.48%	56.09%	55.83%	57.86%	53.76%

Per Common Share Data:
Net income — Basic	$0.28	$0.26	$0.28	$0.26	$0.28
Net income — Diluted	0.28	0.26	0.28	0.26	0.28
Cash dividends declared	0.115	0.110	0.110	0.105	0.105
Book value per share (end of period)	11.70	11.53	11.30	11.30	11.08
Tangible book value per share (end of period) (non-GAAP)	9.63	9.45	9.22	9.21	9.00
Stock price (end of period)	14.73	15.38	14.40	13.82	16.70

Balance Sheet:
Total assets	$7,878,436	$7,636,980	$7,519,130	$7,392,805	$7,320,596
Total loans and leases	6,646,821	6,505,329	6,388,197	6,303,516	6,227,707
Total deposits	5,729,339	5,622,493	5,620,633	5,454,044	5,233,611
Brookline Bancorp, Inc. stockholders’ equity	932,311	918,468	900,572	900,140	890,368

Asset Quality:
Nonperforming assets	$23,760	$23,267	$26,721	$28,116	$29,718
Nonperforming assets as a percentage of total assets	0.30%	0.30%	0.36%	0.38%	0.41%
Allowance for loan and lease losses	$59,135	$58,635	$58,041	$58,692	$59,997
Allowance for loan and lease losses as a percentage of total loans and leases	0.89%	0.90%	0.91%	0.93%	0.96%
Net loan and lease charge-offs	$366	$3,082	$2,101	$1,252	$564
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.02%	0.19%	0.13%	0.08%	0.04%

Capital Ratios:
Stockholders’ equity to total assets	11.83%	12.03%	11.98%	12.18%	12.16%
Tangible stockholders’ equity to tangible assets (non-GAAP)	9.94%	10.08%	9.99%	10.15%	10.11%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018

ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$93,841	$46,532	$51,276	$47,542	$30,762
Short-term investments	84,689	46,264	61,063	42,042	23,114
Total cash and cash equivalents	178,530	92,796	112,339	89,584	53,876
Investment securities available-for-sale	467,339	482,497	489,020	502,793	534,788
Investment securities held-to-maturity	95,163	103,572	113,694	114,776	115,684
Equity securities held-for-trading	4,581	4,698	4,341	4,207	4,169
Total investment securities	567,083	590,767	607,055	621,776	654,641
Loans and leases held-for-sale	—	1,575	869	3,247	937
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	2,441,091	2,421,104	2,355,507	2,330,725	2,287,979
Multi-family mortgage	919,234	877,330	855,703	847,711	828,849
Construction	229,126	195,120	199,258	173,300	164,217
Total commercial real estate loans	3,589,451	3,493,554	3,410,468	3,351,736	3,281,045
Commercial loans and leases:
Commercial	766,883	763,145	741,577	736,418	771,200
Equipment financing	1,029,280	1,015,205	995,863	982,089	954,579
Condominium association	54,225	47,986	49,142	50,451	52,205
Total commercial loans and leases	1,850,388	1,826,336	1,786,582	1,768,958	1,777,984
Consumer loans:
Residential mortgage	792,733	769,983	775,578	782,968	759,167
Home equity	375,257	374,746	376,126	376,484	380,303
Other consumer	38,992	40,710	39,443	23,370	29,208
Total consumer loans	1,206,982	1,185,439	1,191,147	1,182,822	1,168,678
Total loans and leases`	6,646,821	6,505,329	6,388,197	6,303,516	6,227,707
Allowance for loan and lease losses	(59,135)	(58,635)	(58,041)	(58,692)	(59,997)
Net loans and leases	6,587,686	6,446,694	6,330,156	6,244,824	6,167,710
Restricted equity securities	57,896	55,270	54,192	61,751	63,963
Premises and equipment, net of accumulated depreciation	75,229	75,373	75,520	76,382	77,886
Right-of-use asset operating leases	26,216	25,928	26,205	—	—
Deferred tax asset	25,204	25,629	27,084	21,495	22,249
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	4,843	5,264	5,684	6,086	6,623
Other real estate owned and repossessed assets	2,132	1,966	3,912	4,019	3,934
Other assets	193,190	155,291	115,687	103,214	108,350
Total assets	$7,878,436	$7,636,980	$7,519,130	$7,392,805	$7,320,596
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$1,106,684	$1,042,854	$1,011,031	$1,033,551	$1,017,234
Interest-bearing deposits:
NOW accounts	340,321	340,082	369,896	336,317	322,587
Savings accounts	604,481	585,322	625,770	619,961	612,210
Money market accounts	1,666,231	1,669,782	1,706,708	1,675,050	1,623,220
Certificate of deposit accounts	2,011,622	1,984,453	1,907,228	1,789,165	1,658,360
Total interest-bearing deposits	4,622,655	4,579,639	4,609,602	4,420,493	4,216,377
Total deposits	5,729,339	5,622,493	5,620,633	5,454,044	5,233,611
Borrowed funds:
Advances from the FHLBB	854,481	791,559	730,018	784,375	959,446
Subordinated debentures and notes	83,551	83,512	83,472	83,433	83,392
Other borrowed funds	48,373	55,693	52,515	52,734	40,048
Total borrowed funds	986,405	930,764	866,005	920,542	1,082,886
Operating lease liabilities	26,216	25,928	26,205	—	—
Mortgagors’ escrow accounts	7,072	6,823	7,517	7,426	8,227
Accrued expenses and other liabilities	197,093	132,504	98,198	100,174	96,047
Total liabilities	6,946,125	6,718,512	6,618,558	6,482,186	6,420,771
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	852	852	852	852	852
Additional paid-in capital	735,928	737,584	736,872	755,629	753,941
Retained earnings, partially restricted	252,435	238,625	226,929	212,838	200,151
Accumulated other comprehensive loss	2,775	1,141	(4,393)	(9,460)	(15,599)
Treasury stock, at cost;
5,003,127 shares, 5,025,764 shares, 5,020,025 shares, 5,020,025 shares, and 4,291,317 shares, respectively	(59,176)	(59,199)	(59,121)	(59,120)	(48,334)
Unallocated common stock held by the Employee Stock Ownership Plan;
92,337 shares, 98,208 shares, 104,079 shares,109,950 shares, and 118,050 shares, respectively	(503)	(535)	(567)	(599)	(643)
Total Brookline Bancorp, Inc. stockholders’ equity	932,311	918,468	900,572	900,140	890,368
Noncontrolling interest in subsidiary	—	—	—	10,479	9,457
Total stockholders' equity	932,311	918,468	900,572	910,619	899,825
Total liabilities and stockholders' equity	$7,878,436	$7,636,980	$7,519,130	$7,392,805	$7,320,596

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018

	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$83,566	$82,798	$80,672	$78,791	$75,877
Debt securities	2,977	3,158	3,236	3,489	3,585
Marketable and restricted equity securities	876	877	911	1,008	1,029
Short-term investments	487	351	267	256	145
Total interest and dividend income	87,906	87,184	85,086	83,544	80,636
Interest expense:
Deposits	18,300	17,712	15,948	13,744	11,916
Borrowed funds	6,370	6,338	6,139	6,641	6,388
Total interest expense	24,670	24,050	22,087	20,385	18,304
Net interest income	63,236	63,134	62,999	63,159	62,332
Provision for credit losses	871	3,757	1,353	123	2,717
Net interest income after provision for credit losses	62,365	59,377	61,646	63,036	59,615
Non-interest income:
Deposit fees	2,710	2,680	2,523	2,669	2,648
Loan fees	719	398	413	390	417
Loan level derivative income, net	2,251	1,772	1,745	1,811	2,192
Gain (loss) on investment securities, net	(116)	357	134	(692)	(243)
Gain on sales of loans and leases held-for-sale	550	561	289	327	535
Other	1,815	1,710	1,526	1,956	1,520
Total non-interest income	7,929	7,478	6,630	6,461	7,069
Non-interest expense:
Compensation and employee benefits	24,871	23,953	23,743	24,413	22,338
Occupancy	3,895	3,752	3,947	3,240	3,913
Equipment and data processing	4,749	4,641	4,661	4,626	4,601
Professional services	1,083	1,087	1,076	1,130	1,075
FDIC insurance	54	745	593	727	846
Advertising and marketing	1,035	1,112	1,069	773	1,068
Amortization of identified intangible assets	421	420	402	537	537
Merger and restructuring expense	1,125	—	—	526	22
Other	2,958	3,894	3,380	4,310	2,910
Total non-interest expense	40,191	39,604	38,871	40,282	37,310
Income before provision for income taxes	30,103	27,251	29,405	29,215	29,374
Provision for income taxes	7,507	6,780	6,895	7,055	6,140
Net income before noncontrolling interest in subsidiary	22,596	20,471	22,510	22,160	23,234
Less net income attributable to noncontrolling interest in subsidiary	—	—	43	1,022	774
Net income attributable to Brookline Bancorp, Inc.	$22,596	$20,471	$22,467	$21,138	$22,460
Earnings per common share:
Basic	$0.28	$0.26	$0.28	$0.26	$0.28
Diluted	$0.28	$0.26	$0.28	$0.26	$0.28
Weighted average common shares outstanding during the period:
Basic	79,700,403	79,669,922	79,658,583	80,258,456	80,315,050
Diluted	79,883,510	79,886,292	79,843,578	80,407,525	80,515,467
Dividends paid per common share	$0.110	$0.110	$0.105	$0.105	$0.100

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,
	2019	2018

	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$247,036	$216,478
Debt securities	9,371	10,471
Marketable and restricted equity securities	2,664	2,956
Short-term investments	1,105	444
Total interest and dividend income	260,176	230,349
Interest expense:
Deposits	51,960	28,234
Borrowed funds	18,847	17,575
Total interest expense	70,807	45,809
Net interest income	189,369	184,540
Provision for credit losses	5,981	4,828
Net interest income after provision for credit losses	183,388	179,712
Non-interest income:
Deposit Fees	7,913	7,731
Loan Fees	1,530	1,037
Loan level derivative income, net	5,768	3,629
Gain on investment securities, net	375	1,162
Gain on sales of loans and leases held-for-sale	1,400	1,556
Other	5,051	3,648
Total non-interest income	22,037	18,763
Non-interest expense:
Compensation and employee benefits	72,567	67,217
Occupancy	11,594	11,751
Equipment and data processing	14,051	13,587
Professional services	3,246	3,274
FDIC insurance	1,392	1,995
Advertising and marketing	3,216	3,243
Amortization of identified intangible assets	1,243	1,543
Merger and restructuring expense	1,125	3,261
Other	10,232	9,079
Total non-interest expense	118,666	114,950
Income before provision for income taxes	86,759	83,525
Provision for income taxes	21,182	19,134
Net income before noncontrolling interest in subsidiary	65,577	64,391
Less net income attributable to noncontrolling interest in subsidiary	43	2,467
Net income attributable to Brookline Bancorp, Inc.	$65,534	$61,924
Earnings per common share:
Basic	$0.82	$0.78
Diluted	$0.82	$0.78
Weighted average common shares outstanding during the period:
Basic	79,676,456	79,471,238
Diluted	79,867,683	79,740,992
Dividends paid per common share	$0.325	$0.290

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018

	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$2,910	$2,273	$2,889	$3,928	$3,369
Multi-family mortgage	87	94	101	330	357
Construction	—	—	396	396	640
Total commercial real estate loans	2,997	2,367	3,386	4,654	4,366

Commercial	3,139	6,349	5,728	6,621	7,862
Equipment financing	12,817	9,931	10,253	9,500	9,659
Condominium association	163	170	224	265	295
Total commercial loans and leases	16,119	16,450	16,205	16,386	17,816

Residential mortgage	1,605	1,642	2,188	2,132	2,538
Home equity	904	835	1,022	908	1,053
Other consumer	3	7	8	17	11
Total consumer loans	2,512	2,484	3,218	3,057	3,602

Total nonaccrual loans and leases	21,628	21,301	22,809	24,097	25,784

Other real estate owned	201	957	3,054	3,054	3,136
Other repossessed assets	1,931	1,009	858	965	798
Total nonperforming assets	$23,760	$23,267	$26,721	$28,116	$29,718

Loans and leases past due greater than 90 days and still accruing	$11,885	$11,612	$16,800	$13,482	$14,954

Troubled debt restructurings on accrual	22,233	27,761	28,543	12,257	12,657
Troubled debt restructurings on nonaccrual	5,763	8,431	7,597	8,684	8,779
Total troubled debt restructurings	$27,996	$36,192	$36,140	$20,941	$21,436

Nonperforming loans and leases as a percentage of total loans and leases	0.33%	0.33%	0.36%	0.38%	0.41%
Nonperforming assets as a percentage of total assets	0.30%	0.30%	0.36%	0.38%	0.41%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$58,635	$58,041	$58,692	$59,997	$57,981
Charge-offs	(1,190)	(3,412)	(2,542)	(1,604)	(1,227)
Recoveries	824	330	441	352	663
Net charge-offs	(366)	(3,082)	(2,101)	(1,252)	(564)
Provision for loan and lease losses	866	3,676	1,450	(53)	2,580
Allowance for loan and lease losses at end of period	$59,135	$58,635	$58,041	$58,692	$59,997

Allowance for loan and lease losses as a percentage of total loans and leases	0.89%	0.90%	0.91%	0.93%	0.96%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	0.90%	0.92%	0.93%	0.96%	1.00%

NET CHARGE-OFFS:
Commercial real estate loans	$—	$—	$—	$—	$—
Commercial loans and leases	403	3,107	2,124	883	579
Consumer loans	(37)	(25)	(23)	369	(15)
Total net charge-offs	$366	$3,082	$2,101	$1,252	$564

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.02%	0.19%	0.13%	0.08%	0.04%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	September 30, 2019			June 30, 2019			September 30, 2018
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$573,389	$3,027	2.11%	$593,404	$3,210	2.16%	$663,125	$3,638	2.20%
Marketable and restricted equity securities (2)	59,638	885	5.94%	59,224	888	5.99%	67,607	1,029	6.09%
Short-term investments	70,707	487	2.76%	44,634	351	3.14%	31,061	145	1.87%
Total investments	703,734	4,399	2.50%	697,262	4,449	2.55%	761,793	4,812	2.53%
Loans and Leases:
Commercial real estate loans (3)	3,539,485	41,724	4.61%	3,447,136	41,363	4.75%	3,260,634	37,332	4.48%
Commercial loans (3)	838,092	10,291	4.81%	811,890	9,879	4.82%	819,383	9,862	4.72%
Equipment financing (3)	1,019,179	18,519	7.27%	1,005,376	18,291	7.28%	933,007	16,220	6.95%
Residential mortgage loans (3)	776,482	8,215	4.23%	774,533	8,186	4.23%	756,421	7,648	4.04%
Other consumer loans (3)	415,082	4,917	4.69%	417,600	5,187	4.97%	412,248	4,928	4.73%
Total loans and leases	6,588,320	83,666	5.08%	6,456,535	82,906	5.14%	6,181,693	75,990	4.92%
Total interest-earning assets	7,292,054	88,065	4.83%	7,153,797	87,355	4.88%	6,943,486	80,802	4.65%
Allowance for loan and lease losses	(59,386)			(58,137)			(58,576)
Non-interest-earning assets	513,824			475,736			417,503
Total assets	$7,746,492			$7,571,396			$7,302,413

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$335,091	129	0.15%	$343,745	50	0.06%	$344,760	72	0.08%
Savings accounts	600,609	820	0.54%	602,333	737	0.49%	599,514	472	0.31%
Money market accounts	1,683,548	5,413	1.28%	1,683,735	5,571	1.33%	1,668,402	4,367	1.04%
Certificates of deposit	2,000,941	11,938	2.37%	1,950,704	11,354	2.33%	1,612,551	7,005	1.72%
Total interest-bearing deposits	4,620,189	18,300	1.57%	4,580,517	17,712	1.55%	4,225,227	11,916	1.12%
Borrowings
Advances from the FHLBB	759,738	4,859	2.50%	761,651	4,825	2.51%	907,306	4,979	2.15%
Subordinated debentures and notes	83,530	1,300	6.22%	83,490	1,305	6.25%	83,370	1,301	6.24%
Other borrowed funds	79,620	211	1.05%	84,600	208	0.99%	56,918	108	0.75%
Total borrowings	922,888	6,370	2.70%	929,741	6,338	2.70%	1,047,594	6,388	2.39%
Total interest-bearing liabilities	5,543,077	24,670	1.77%	5,510,258	24,050	1.75%	5,272,821	18,304	1.38%
Non-interest-bearing liabilities:
Demand checking accounts	1,096,788			1,015,524			1,023,610
Other non-interest-bearing liabilities	178,564			133,790			107,449
Total liabilities	6,818,429			6,659,572			6,403,880
Brookline Bancorp, Inc. stockholders’ equity	928,063			911,824			889,259
Noncontrolling interest in subsidiary	—			—			9,274
Total liabilities and equity	$7,746,492			$7,571,396			$7,302,413
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		63,395	3.06%		63,305	3.13%		62,498	3.27%
Less adjustment of tax-exempt income		159			171			166
Net interest income		$63,236			$63,134			$62,332
Net interest margin (5)			3.45%			3.55%			3.57%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Nine Months Ended
	September 30, 2019			September 30, 2018
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$591,535	$9,526	2.15%	$658,993	$10,632	2.15%
Marketable and restricted equity securities (2)	59,747	2,693	6.01%	67,056	2,956	5.88%
Short-term investments	49,833	1,105	2.96%	34,295	444	1.73%
Total investments	701,115	13,324	2.53%	760,344	14,032	2.46%
Loans and Leases:
Commercial real estate loans (3)	3,454,996	123,106	4.70%	3,209,798	107,133	4.40%
Commercial loans (3)	814,392	29,773	4.82%	809,849	27,609	4.50%
Equipment financing (3)	1,004,363	54,795	7.27%	905,345	46,823	6.90%
Residential mortgage loans (3)	776,440	24,524	4.21%	740,507	21,933	3.95%
Other consumer loans (3)	413,645	15,155	4.89%	400,304	13,333	4.45%
Total loans and leases	6,463,836	247,353	5.10%	6,065,803	216,831	4.77%
Total interest-earning assets	7,164,951	260,677	4.85%	6,826,147	230,863	4.51%
Allowance for loan and lease losses	(58,759)			(58,935)
Non-interest-earning assets	479,046			401,999
Total assets	$7,585,238			$7,169,211

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$337,671	321	0.13%	$342,418	195	0.08%
Savings accounts	609,284	2,154	0.47%	619,317	1,278	0.28%
Money market accounts	1,681,594	16,259	1.29%	1,735,710	10,455	0.81%
Certificates of deposit	1,932,625	33,226	2.30%	1,428,799	16,306	1.53%
Total interest-bearing deposits	4,561,174	51,960	1.52%	4,126,244	28,234	0.91%
Borrowings
Advances from the FHLBB	758,992	14,294	2.48%	960,399	13,423	1.84%
Subordinated debentures and notes	83,491	3,913	6.25%	83,330	3,879	6.21%
Other borrowed funds	84,477	640	1.01%	46,643	273	0.78%
Total borrowings	926,960	18,847	2.68%	1,090,372	17,575	2.13%
Total interest-bearing liabilities	5,488,134	70,807	1.72%	5,216,616	45,809	1.17%
Non-interest-bearing liabilities:
Demand checking accounts	1,046,683			986,763
Other non-interest-bearing liabilities	141,305			92,280
Total liabilities	6,676,122			6,295,659
Brookline Bancorp, Inc. stockholders’ equity	908,994			864,675
Noncontrolling interest in subsidiary	122			8,877
Total liabilities and equity	$7,585,238			$7,169,211
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		189,870	3.13%		185,054	3.34%
Less adjustment of tax-exempt income		501			514
Net interest income		$189,369			$184,540
Net interest margin (5)			3.54%			3.62%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended September 30,		At and for the Nine Months Ended September 30,
		2019	2018	2019	2018

Reconciliation Table - Non-GAAP Financial Information		(Dollars in Thousands Except Share Data)

Net income attributable to Brookline Bancorp, Inc.		$22,596	$22,460	$65,534	$61,924
Less:
Security gains (after-tax)		(87)	—	284	883
Add:
Merger and restructuring-related expenses (after-tax)		845	17	851	2,478
Operating earnings		$23,528	$22,477	$66,101	$63,519

Operating earnings per common share:
Basic		$0.30	$0.28	$0.83	$0.80
Diluted		0.29	0.28	0.83	0.80

Weighted average common shares outstanding during the period:
Basic		79,700,403	80,315,050	79,676,456	79,471,238
Diluted		79,883,510	80,515,467	79,867,683	79,740,992

Return on average assets *		1.17%	1.23%	1.15%	1.15%
Less:
Security gains (after-tax) *		—%	—%	—%	0.02%
Add:
Merger and restructuring-related expenses (after-tax) *		0.04%	—%	0.01%	0.05%
Operating return on average assets *		1.21%	1.23%	1.16%	1.18%

Return on average tangible assets *		1.19%	1.26%	1.18%	1.18%
Less:
Security gains (after-tax) *		—%	—%	0.01%	0.02%
Add:
Merger and restructuring-related expenses (after-tax) *		0.05%	—%	0.02%	0.05%
Operating return on average tangible assets *		1.24%	1.26%	1.19%	1.21%

Return on average stockholders' equity *		9.74%	10.10%	9.61%	9.55%
Less:
Security gains (after-tax) *		(0.04)%	—%	0.04%	0.14%
Add:
Merger and restructuring-related expenses (after-tax) *		0.36%	0.01%	0.13%	0.38%
Operating return on average stockholders' equity *		10.14%	10.11%	9.70%	9.79%

Return on average tangible stockholders' equity *		11.85%	12.44%	11.76%	11.76%
Less:
Security gains (after-tax) *		(0.05)%	—%	0.05%	0.17%
Add:
Merger and restructuring-related expenses (after-tax) *		0.44%	0.01%	0.15%	0.47%
Operating return on average tangible stockholders' equity *		12.34%	12.45%	11.86%	12.06%

* Ratios at and for the three and nine months ended are annualized.

	At and for the Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018

	(Dollars in Thousands)

Net income, as reported	$22,596	$20,471	$22,467	$21,138	$22,460

Average total assets	$7,746,492	$7,571,396	$7,434,038	$7,382,931	$7,302,413
Less: Average goodwill and average identified intangible assets, net	165,493	165,914	166,327	166,777	167,313
Average tangible assets	$7,580,999	$7,405,482	$7,267,711	$7,216,154	$7,135,100

Return on average tangible assets (annualized)	1.19%	1.11%	1.24%	1.17%	1.26%

Average total stockholders’ equity	$928,063	$911,824	$886,639	$899,244	$889,259
Less: Average goodwill and average identified intangible assets, net	165,493	165,914	166,327	166,777	167,313
Average tangible stockholders’ equity	$762,570	$745,910	$720,312	$732,467	$721,946

Return on average tangible stockholders’ equity (annualized)	11.85%	10.98%	12.48%	11.54%	12.44%

Brookline Bancorp, Inc. stockholders’ equity	$932,311	$918,468	$900,572	$900,140	$890,368
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	4,843	5,264	5,684	6,086	6,623
Tangible stockholders' equity	$767,041	$752,777	$734,461	$733,627	$723,318

Total assets	$7,878,436	$7,636,980	$7,519,130	$7,392,805	$7,320,596
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	4,843	5,264	5,684	6,086	6,623
Tangible assets	$7,713,166	$7,471,289	$7,353,019	$7,226,292	$7,153,546

Tangible stockholders’ equity to tangible assets	9.94%	10.08%	9.99%	10.15%	10.11%

Tangible stockholders' equity	$767,041	$752,777	$734,461	$733,627	$723,318

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	5,003,127	5,025,764	5,020,025	5,020,025	4,291,317
Unallocated ESOP shares	92,337	98,208	104,079	109,950	118,050
Unvested restricted shares	407,784	377,122	390,636	393,636	398,094
Number of common shares outstanding	79,673,924	79,676,078	79,662,432	79,653,561	80,369,711

Tangible book value per common share	$9.63	$9.45	$9.22	$9.21	$9.00

Allowance for loan and lease losses	$59,135	$58,635	$58,041	$58,692	$59,997
Less:
Allowance for acquired loans and leases losses	1,955	1,857	1,795	1,814	1,817
Allowance for originated loan and lease losses	$57,180	$56,778	$56,246	$56,878	$58,180

Total loans and leases	$6,646,821	$6,505,329	$6,388,197	$6,303,516	$6,227,707
Less:
Total acquired loans and leases	310,745	337,420	370,177	394,407	426,865
Total originated loans and leases	$6,336,076	$6,167,909	$6,018,020	$5,909,109	$5,800,842

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	0.90%	0.92%	0.93%	0.96%	1.00%